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                                           Exhibit 23.1
                                           Consent of PricewaterhouseCoopers LLP


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2000 relating to the financial statements and financial statement schedule of Aware, Inc., which appear in Aware Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers LLP
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PRICEWATERHOUSECOOPERS  LLP

Boston, Massachusetts
August 31, 2000